UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                 April 15, 2002
                Date of Report (Date of earliest event reported)

                               FOSTER WHEELER LTD.
             (Exact Name of Registrant as Specified in Its Charter)

                                                                 22-3802649
        Bermuda                       1-286-2                  (IRS Employer
(State of Incorporation)     (Commission File Number)        Identification No.)

                            Perryville Corporate Park
                         Clinton, New Jersey 08809-4000
                     (Address of Principal Executive Office)

                                 (908) 730-4000
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)
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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)       Financial Statements:

               None.

(b)       Pro Forma Financial Information:

               None.

(c)       Exhibits:

               The following exhibit is furnished as part of this Report to the extent described in Item 9.

               99.1 Press Release dated April 12, 2002.

Item 9.  REGULATION FD DISCLOSURE

     On April 12, 2002, Foster Wheeler Ltd. issued a press release with respect to the filing of its Annual Report on Form 10-K. The press release, which is attached as Exhibit 99.1, is not filed but is furnished pursuant to Regulation FD.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FOSTER WHEELER LTD.

DATE:  April 15, 2002                           By: /s/Thomas R. O'Brien
                                                   -----------------------------
                                                   Thomas R. O'Brien
                                                   General Counsel and
                                                   Senior Vice President